Exhibit 99.1

Marchex Reports Third Quarter 2005 Financial Results

SEATTLE, WA –November 9, 2005 - Marchex, Inc. (NASDAQ: MCHX, MCHXP) today reported its results for the third quarter ended September 30, 2005.

Consolidated Financial Results:

•	Revenue was $25.6 million for the third quarter of 2005, a 110% increase compared to $12.2 million for the same period of 2004.

•	GAAP net income applicable to common stockholders was $27,000 for the third quarter of 2005, or $0.00 per share, compared to a GAAP net income applicable to common stockholders of $144,000 or $0.01 per share for the same period of 2004.

•	We provide adjusted non-GAAP earnings per share (EPS) in the last financial tables attached to this press release, entitled ‘Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS’ and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•	Adjusted operating income before amortization was $6.8 million for the third quarter of 2005, or 27% of revenue, which is an increase of 285% compared to $1.8 million for the same period of 2004. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) and GAAP net income (loss) is attached to the financial tables included in this release.

•	EBITDA was $8.1 million in the third quarter of 2005, which is an increase of 340% compared to $1.8 million for the same period of 2004. A reconciliation of EBITDA to GAAP net cash provided by operating activities is attached to the financial tables included in this release.

“In the third quarter, we made solid progress in each of our business areas and we realized strong growth in our proprietary traffic base,” said Russell C. Horowitz, Marchex Chairman and CEO. “Our ongoing investment initiatives will focus on setting the foundation for these trends to continue.”

Recent Highlights:

•	For the third quarter, revenue attributable to proprietary traffic sources, substantially all arising from the Name Development and Pike Street Industries asset acquisitions, was $7.7 million.

•	For the third quarter, revenue attributable to IndustryBrains, an acquisition that closed on July 27, 2005, was $1.9 million. In addition, IndustryBrains did not meaningfully contribute to adjusted operating income before amortization.

•	Proprietary traffic statistics: Today, Marchex announced that its network of vertical and local Web sites attracted more than 24 million monthly unique visitors in September 2005. Unique visitors statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.

•	Full beta launch of ZIP Code Web site network: Today, Marchex announced the beta launch of approximately 74,000 ZIP Code Web sites, which covers 96% of ZIP Codes within the United States (source: US Postal Service). Marchex owns a .com and/or .net ZIP Code in more than 41,000 of the approximately 42,500 ZIP Codes in the US.

•	New search and contextual marketing distribution agreements: Marchex recently entered into the following agreements: (i) shopping search distribution agreements with MSN Shopping and Become.com; (ii) search distribution agreements with MSN and Ask Jeeves; and (iii) contextual distribution agreements with Investors Business Daily and Fodor’s. With these agreements, Marchex now has relationships with four of the most trafficked search engines online, ten of the most trafficked comparison shopping portals and more than 100 vertically-focused distribution partners.

Marchex Financial Guidance:

Marchex is updating its financial guidance from the previous guidance provided on August 8, 2005 as follows:

2005 consolidated revenue estimate:	$93 million
2005 adjusted operating income before amortization margin target:	26% to 28%
Long-term adjusted operating income before amortization margins:	30% or more

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Wednesday, November 9, 2005 to discuss these quarterly results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.:

Marchex’s (www.marchex.com) mission is to be a leader in delivering vertical and local online traffic to merchants. The company is focused on search marketing, local search, and direct navigation. Marchex’s platform of integrated performance-based advertising and search marketing services enables merchants to efficiently market and sell their products and services across multiple online distribution channels, including search engines, product shopping engines, directories and selected Web properties.

Forward looking statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 9, 2005 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, EBITDA and Adjusted non-GAAP EPS. In light of Marchex’s acquisition of goClick and the Name Development and Pike Street Industries asset acquisitions, Marchex also provides Pro Forma Revenue information.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes both acquisition-related retention consideration, as management views this as part of the earn-out incentives related to the Enhance Interactive acquisition transaction, and a facility relocation expense. Both of these considerations are viewed as non-recurring in nature with the facility relocation expense recognized in calendar year 2004 and the earn-out consideration related to calendar year 2004. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. EBITDA represents income before interest, income taxes, depreciation, amortization, and stock compensation expense. Marchex believes that EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income available to common shareholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) acquisition-related retention consideration, (4) facility-relocation expense, and (5) other income (expense). Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method and includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Pro Forma Revenues are calculated under the standards of Statement of Financial Accounting Standards No. 141, Business Combinations, and are based, for the 2005 periods, as if the Name Development and Pike Street asset acquisitions and the IndustryBrains acquisition occurred as of January 1, 2005. Pro Forma Revenues for the three months ended September 30, 2005 are based upon: (1) the Company’s historical revenues for the three months ended September 30, 2005 and (2) IndustryBrains’ historical revenues for the period from July 1, 2005 to July 26, 2005, and Pro Forma Revenues for the nine months ended September 30, 2005 are based upon: (1) the Company’s historical revenues for the nine months ended September 30, 2005, (2) Name Development’s historical revenues for the period from January 1, 2005 to February 13, 2005, (3) Pike Street’s historical revenues for the period from January 1, 2005 to April 25, 2005, and (4) IndustryBrains’ historical revenues for the period from January 1, 2005 to July 26, 2005. For the 2004 periods, Pro Forma Revenues are calculated as if the acquisitions of goClick and IndustryBrains and the Name Development and Pike Street asset acquisitions occurred as of January 1, 2004. Pro Forma Revenues for the three months ended September 30, 2004 are based upon: (1) the Company’s historical revenues for the three months ended September 30, 2004, (2) goClick’s historical revenues for the period from July 1, 2004 to July 26, 2004, and (3) Name Development, Pike Street, and IndustryBrains’ historical revenues for the three months ended September 30, 2004, and Pro Forma Revenues for the nine months ended September 30, 2004 are based upon: (1) the Company’s historical revenues for the nine months ended September 30, 2004, (2) goClick’s historical revenues from January 1, 2004 to July 26, 2004, and (3) Name Development, Pike Street and IndustryBrains’ historical revenues for the nine months ended September 30, 2004. The unaudited pro forma information provided is not intended to represent or be indicative of the results of Marchex that would have been reported had the above mentioned acquisitions been completed as of the dates presented and should not be taken as representative of the future results of Marchex.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information:

Mark S. Peterson

Vice President of Public Relations

206.331.3344

mark@marchex.com

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Marchex, Inc.

206.331.3316

tcaldwell@marchex.com

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MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,
	2004	2005
Revenue	$12,215,835	$25,627,677

Expenses:
Service costs	7,619,496	13,411,378
Sales and marketing	1,156,314	2,759,826
Product development	602,478	1,164,152
General and administrative	1,072,505	1,494,080
Acquisition-related retention consideration	119,198	—
Facility relocation	(30,499)	—
Stock-based compensation	125,405	557,958
Amortization of acquired intangible assets	1,404,464	5,191,699

Total operating expenses	12,069,361	24,579,093

Income from operations	146,474	1,048,584
Other income (expense):
Interest income	82,462	533,976
Interest expense	(1,915)	(1,933)

	80,547	532,043

Income before provision for income taxes	227,021	1,580,627
Income tax expense	82,787	871,277

Net income	144,234	709,350
Convertible preferred stock dividends	—	682,813

Net income applicable to common stockholders	$144,234	$26,537

Net income per share applicable to common stockholders - basic	$0.01	$0.00
Net income per share applicable to common stockholders - diluted	$0.01	$0.00
Shares used to calculate basic net income per share applicable to common stockholders	25,166,363	36,043,092
Shares used to calculate diluted net income per share applicable to common stockholders	26,968,840	38,144,506

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Nine Months Ended September 30,
	2004	2005
Revenue	$28,682,924	$65,191,682

Expenses:
Service costs	18,142,886	34,818,913
Sales and marketing	3,196,996	5,628,707
Product development	1,636,321	3,229,246
General and administrative	2,613,932	4,419,675
Acquisition-related retention consideration	374,858	—
Facility relocation	199,960	—
Stock-based compensation	721,403	1,201,665
Amortization of acquired intangible assets	3,473,976	13,224,507

Total operating expenses	30,360,332	62,522,713

Income (loss) from operations	(1,677,408)	2,668,969
Other income (expense):
Interest income	163,808	1,390,332
Interest expense	(3,728)	(5,393)
Adjustment to fair value of redemption obligation	55,250	—
Other	3,644	4,000

	218,974	1,388,939

Income (loss) before provision for income taxes	(1,458,434)	4,057,908
Income tax expense (benefit)	(118,016)	1,820,866

Net income (loss)	(1,340,418)	2,237,042
Convertible preferred stock dividends	—	1,714,619
Accretion to redemption value of redeemable convertible preferred stock	420,430	—

Net income (loss) applicable to common stockholders	$(1,760,848)	$522,423

Net income (loss) per share applicable to common stockholders - basic	$(0.08)	$0.02
Net income (loss) per share applicable to common stockholders - diluted	$(0.08)	$0.01
Shares used to calculate basic net income (loss) per share applicable to common stockholders	20,971,993	33,886,928
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	20,971,993	36,188,819

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2004	September 30, 2005
Assets
Current assets:
Cash and cash equivalents	$24,933,066	$57,169,921
Trade accounts receivable, net	4,773,646	9,863,196
Prepaid expenses and other current assets	513,427	994,107
Refundable income taxes	902,246	2,845,102
Deferred tax assets	522,754	384,475

Total current assets	31,645,139	71,256,801
Property and equipment, net	1,508,446	2,303,625
Intangibles and other assets, net	1,067,896	16,242,558
Goodwill	32,375,966	179,091,434
Intangible assets from acquisitions, net	4,996,289	58,623,083

Total assets	$71,593,736	$327,517,501

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,227,274	$6,743,727
Accrued expenses and other current liabilities	1,170,039	2,599,830
Deferred revenue	1,947,617	2,314,871
Earn-out liability payable	6,237,578	—

Total current liabilities	15,582,508	11,658,428
Deferred tax liabilities	245,657	804,869
Other non-current liabilities	93,539	77,358

Total liabilities	15,921,704	12,540,655
Stockholders’ equity:
Convertible preferred stock	—	55,205,369
Class A common stock	122,500	119,282
Class B common stock	135,115	250,010
Additional paid-in capital	60,577,997	267,114,136
Deferred stock-based compensation	(521,820)	(3,934,132)
Accumulated deficit	(4,641,760)	(3,777,819)

Total stockholders’ equity	55,672,032	314,976,846

Total liabilities and stockholders’ equity	$71,593,736	$327,517,501

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three months ended September 30, 2004	Three months ended September 30, 2005	Nine months ended September 30, 2004	Nine months ended September 30, 2005
Revenue, as reported	$12,215,835	$25,627,677	$28,682,924	$65,191,682
goClick proforma revenue	709,112	—	3,769,347	—
Name Development pro forma revenue	5,486,779	—	15,456,114	2,544,459
Pike Street pro forma revenue	836,734	—	2,067,978	1,230,494
IndustryBrains pro forma revenue	1,823,650	686,823	4,473,045	6,188,897
Pro forma eliminations	(88,850)	(3,387)	(221,428)	(36,086)

Proforma Revenue	$20,983,260	$26,311,113	$54,227,980	$75,119,446

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended September 30,
	2004	2005
Net income applicable to common stockholders	$144,234	$26,537
Convertible preferred stock dividends	—	682,813

Net income	144,234	709,350
Income tax expense	82,787	871,277

Income before provision for income taxes	227,021	1,580,627
Interest income and other, net	(80,547)	(532,043)

Income from operations	146,474	1,048,584
Stock-based compensation	125,405	557,958
Amortization of acquired intangible assets	1,404,464	5,191,699

Operating income before amortization (OIBA)	1,676,343	6,798,241
Acquisition-related retention consideration	119,198	—
Facility relocation	(30,499)	—

Adjusted operating income before amortization (Adjusted OIBA)	$1,765,042	$6,798,241

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Nine Months Ended September 30,
	2004	2005
Net income (loss) applicable to common stockholders	$(1,760,848)	$522,423
Convertible preferred stock dividends	—	1,714,619
Accretion to redemption value of redeemable convertible preferred stock	420,430	—

Net income (loss)	(1,340,418)	2,237,042
Income tax expense (benefit)	(118,016)	1,820,866

Income (loss) before provision for income taxes	(1,458,434)	4,057,908
Interest income and other, net	(218,974)	(1,388,939)

Income (loss) from operations	(1,677,408)	2,668,969
Stock-based compensation	721,403	1,201,665
Amortization of acquired intangible assets	3,473,976	13,224,507

Operating income before amortization (OIBA)	2,517,971	17,095,141
Acquisition-related retention consideration	374,858	—
Facility relocation	199,960	—

Adjusted operating income before amortization (Adjusted OIBA)	$3,092,789	$17,095,141

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to EBITDA

(unaudited)

	Three Months Ended September 30,
	2004	2005
Net cash provided by operating activities	$2,346,050	$3,667,596
Changes in asset and liabilities, net of effects of acquisitions	(487,734)	4,540,461
Provision for income taxes	82,787	871,277
Other items - facility relocation (1)	56,195	17,980
Interest income and other, net	(80,547)	(532,043)
Tax benefits from exercise of stock options	(78,777)	(470,069)

EBITDA	$1,837,974	$8,095,202

	Nine Months Ended September 30,
	2004	2005
Net cash provided by operating activities	$2,335,785	$10,068,630
Changes in asset and liabilities, net of effects of acquisitions	1,280,579	10,294,873
Provision for income taxes	(118,016)	1,820,866
Other items - facility relocation (1)	(137,736)	36,690
Interest income and other, net	(163,724)	(1,384,939)
Tax benefits from exercise of stock options	(179,869)	(798,162)

EBITDA	$3,017,019	$20,037,958

(1)	Other items generally consist of a facility relocation charge.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended September 30,
	2004	2005
Adjusted Non-GAAP EPS	$0.04	$0.09

Net income per share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$0.00
Shares used to calculate diluted net income per share applicable to common stockholders	26,968,840	38,144,506
Net income applicable to common stockholders	$144,234	$26,537
Acquisition-related retention consideration	119,198	—
Facility relocation	(30,499)	—
Stock-based compensation	125,405	557,958
Amortization of acquired intangible assets	1,404,464	5,191,699
Interest income and other, net	(80,547)	(532,043)
Estimated impact of income taxes	(596,401)	(1,668,546)

Adjusted Non-GAAP net income applicable to common stockholders	$1,085,854	$3,575,605

Adjusted Non-GAAP EPS	$0.04	$0.09

Shares used to calculate diluted net income per share applicable to common stockholders	26,968,840	38,144,506
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	—	210,750

Shares used to calculate Adjusted Non-GAAP EPS	26,968,840	38,355,256

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Nine Months Ended September 30,
	2004	2005
Adjusted Non-GAAP EPS	$0.07	$0.25

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$(0.08)	$0.01
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	20,971,993	36,188,819
Net income (loss) applicable to common stockholders	$(1,760,848)	$522,423
Acquisition-related retention consideration	374,858	—
Facility relocation	199,960	—
Stock-based compensation	721,403	1,201,665
Amortization of acquired intangible assets	3,473,976	13,224,507
Interest income and other, net	(218,974)	(1,388,939)
Estimated impact of income taxes	(1,308,121)	(4,574,426)

Adjusted Non-GAAP net income applicable to common stockholders	$1,482,254	$8,985,230

Adjusted Non-GAAP EPS	$0.07	$0.25

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	20,971,993	36,188,819
Weighted average stock options and warrants and common shares subject to repurchase or cancellation	1,593,323	89,372

Shares used to calculate Adjusted Non-GAAP EPS	22,565,316	36,278,191

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.